United Cash Management, Inc.
Class A Shares
Class B Shares
Class C Shares

This Fund seeks maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards.

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
September 20, 1999

              T  A  B  L  E    O  F    C  O  N  T  E  N  T S

        AN OVERVIEW OF THE FUND                                       3
        ---------------------------------------------------------------
        PERFORMANCE                                                   5
        ---------------------------------------------------------------
        FEES AND EXPENSES                                             7
        ---------------------------------------------------------------
        THE INVESTMENT PRINCIPLES OF THE FUND                         9
        ---------------------------------------------------------------
           Investment Goal, Principal Strategies
           and Other Investments                                      9
           ------------------------------------------------------------
           Risk Considerations of Principal
           Strategies and Other Investments                          10
           ------------------------------------------------------------
           Year 2000 Issue                                           11
           ------------------------------------------------------------
        YOUR ACCOUNT                                                 12
        ---------------------------------------------------------------
           Choosing a Share Class                                    12
           ------------------------------------------------------------
           Ways to Set Up Your Account                               16
           ------------------------------------------------------------
           Buying Shares                                             18
           ------------------------------------------------------------
           Minimum Investments                                       20
           ------------------------------------------------------------
           Adding to Your Account                                    20
           ------------------------------------------------------------
           Selling Shares                                            20
           ------------------------------------------------------------
           Telephone Transactions                                    24
           ------------------------------------------------------------
           Shareholder Services                                      24
           ------------------------------------------------------------
              Personal Service                                       24
              ---------------------------------------------------------
              Reports                                                24
              ---------------------------------------------------------
              Exchanges                                              25
              ---------------------------------------------------------
              Automatic Transactions                                 25
              ---------------------------------------------------------
           Distributions and Taxes                                   26
           ------------------------------------------------------------
              Distributions                                          26
              ---------------------------------------------------------
              Taxes                                                  27
              ---------------------------------------------------------
        THE MANAGEMENT OF THE FUND                                   29
        ---------------------------------------------------------------
           Portfolio Management                                      29
           ------------------------------------------------------------
           Management Fee                                            29
           ------------------------------------------------------------
        FINANCIAL HIGHLIGHTS                                         31
        ---------------------------------------------------------------

An Overview of the Fund

[leaf graphic]

Goal

United Cash Management, Inc. (the "Fund") seeks maximum current income consistent with stability of principal.


Principal Strategies

The Fund seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's Investor Services, Inc., or if unrated, will be of comparable quality as determined by Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.


Principal Risks of Investing in the Fund

Because the Fund owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline;

o the credit quality and other conditions of the issuers whose securities the Fund holds;

o adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest

The Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

Performance

[leaf graphic]

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

o The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

o The performance table shows Class A average annual total returns. No performance information is provided for Class B or Class C shares since these classes do not have annual returns for at least a calendar year.

o The bar chart and the performance table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the fund's fiscal year.

[bar chart]
                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

                                  '89 -- 8.76%
                                  '90 -- 7.77%
                                  '91 -- 5.65%
                                  '92 -- 3.16%
                                  '93 -- 2.38%
                                  '94 -- 3.47%
                                  '95 -- 5.30%
                                  '96 -- 4.74%
                                  '97 -- 4.91%
                                  '98 -- 4.97%

In the period shown in the chart, the highest quarterly return was 2.29% (the second quarter of 1989) and the lowest quarterly return was 0.54% (the first quarter of 1994). The Class A return for the year through June 30, 1999 was 2.09%.

                         AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31 (%)

----------------------------------------------------------------
                               1 Year      5 Years     10 Years
----------------------------------------------------------------
Class A Shares of the Fund     4.97%       4.78%       5.09%

Fees and Expenses

[leaf graphic]

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from      Class A     Class B     Class C
your investment)              Shares      Shares      Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)            None        None        None

Maximum Deferred Sales
Charge (Load)(1)
(as a percentage of lesser
of amount invested or
redemption value)             None        5%          1%

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)

Management Fees               0.40%       0.40%       0.40%

Distribution and
Service (12b-1) Fees(3)       None        1.00%       1.00%

Other Expenses                0.44%       0.44%       0.44%

Total Annual Fund
Operating Expenses            0.84%       1.84%       1.84%

(1)The contingent deferred sales charge ("CDSC") which is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months.

(2)Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses of the Fund for the fiscal year ended June 30, 1999, and for Class B and Class C, the expenses attributable to each class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(3)It is possible that long-term Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees that are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

 Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 If shares are redeemed
 at end of period:                  1 year     3 years        5 years       10 years
 Class A Shares                     $ 86       $268           $  466        $1,037

 Class B Shares                     $587       $879           $1,095        $1,832*

 Class C Shares                     $287       $579           $  995        $2,159

 If shares are not
 redeemed at end
 of period:                         1 year     3 years        5 years       10 years

 Class A Shares                     $ 86       $268           $  466        $1,037

 Class B Shares                     $187       $579           $  995        $1,832*

 Class C Shares                     $187       $579           $  995        $2,159

*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

The Investment Principles of the Fund

[leaf graphic]

Investment Goal, Principal Strategies and Other Investments

The goal of the Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

o U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);

o bank obligations and instruments secured by bank obligations, such as letters of credit;

o commercial paper;

o corporate debt obligations, including variable amount master demand notes;

o Canadian government obligations; and

o certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest.

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o the credit quality of the particular issuer or guarantor of the security;

o the maturity of the security; and

o the relative value of the security.

Generally, in determining whether to sell a security, WRIMCO will use the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

You will find more information in the Statement of Additional Information ("SAI") about the Fund's valuation.


Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease.

o Financial risk is based on the financial situation of the issuer of the security. The financial risk of the Fund depends on the credit quality of the underlying securities in which it invests.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. In general, the value of the Fund's investments and the income it may generate will vary from day to day, generally due to changes in market conditions, interest rates and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Year 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address Year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Fund. Similarly, the companies and other issuers in which the Fund invests could be adversely affected by Year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Fund.

Your Account

[leaf graphic]

Choosing a Share Class

This Prospectus offers three classes of shares for the Fund: Class A, Class B and Class C. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. For example, if you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Purchase of Class A Shares are made without a sales charge and do not require the Funds Plus Service to be established.

Class B and Class C shares are designed or intended for shareholders who plan to exchange to or from the same class of shares in other funds in the United Group. You may purchase Class B shares and Class C shares only by exchange, at NAV, of Class B shares or Class C shares of other funds in the United Group or you may purchase directly if you have established Funds Plus Service, a regular investment plan to systematically exchange into Class B or Class C shares of one or more funds in the United Group.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

                     General Comparison of Classes of Shares

-----------------------------------------------------------------------------------
 Class A                    Class B                       Class C
-----------------------------------------------------------------------------------
 No initial sales charge    No initial sales charge       No initial sales charge

 Funds Plus Service         Funds Plus Service            Funds Plus Service
 optional                   required for direct           required for direct
                            investment                    investment

 No deferred sales          Deferred sales charge on      A 1% deferred sales
 charge                     shares you sell within six    charge on shares you
                            calendar years                sell within twelve months

 No distribution and        Maximum distribution          Maximum distribution
 service (12b-1) fees       and service (12b-1) fees      and service (12b-1) fees
                            of 1.00%                      of 1.00%

 For an investment of       Converts to Class A shares    Does not convert to
 $2,000,000 or more         by the end of the seventh     Class A shares, so
 Waddell & Reed             calendar year following       annual expenses do
 financial advisors will    the year of purchase, thus    not decrease
 recommend purchase         reducing future annual
 of Class A shares due      expenses                      Can exchange into any
 to no sales charge and     Can exchange into any         fund in the United
 lower annual expenses      fund in the United            Group of Funds without
 on Class A shares of       Group of Funds without        a deferred sales charge
 other Funds in the         a deferred sales charge
 United Group
                            For an investment of
                            $300,000 or more Waddell
                            & Reed financial advisors
                            often may recommend
                            purchase of Class A shares
                            due to a reduced sales
                            charge and lower annual
                            expenses on Class A
                            shares of other Funds in
                            the United Group

The Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act, for its Class B and Class C shares. Under each Plan, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the affected class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are sold without a sales charge.

Contingent Deferred Sales Charge. A contingent deferred sales charge ("CDSC") may be assessed against your redemption amount of Class B or Class C shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B and Class C shares. The CDSC will not be imposed on shares of that class representing payment of dividends or distributions on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for shares of that class purchased during the CDSC period. For Class B shares, the date of redemption is measured, in calendar years, from the first calendar year of purchase. For example, if a shareholder opens an account on November 1, 1999, then redeems all shares on March 1, 2000, the shareholder would pay a CDSC of 4%, the rate applicable to redemptions made within the second full calendar year of purchase. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions) and then of shares that represent the lowest sales charge.

Unless instructed otherwise, the Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the particular class equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

Class B shares are not subject to a sales charge when you buy them. You must establish a Funds Plus Service plan upon direct purchase of Class B shares. Funds Plus Service is not required if shares are acquired by exchange of Class B shares of another fund in the United Group. You may pay a CDSC if you sell your Class B shares within six calendar years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. Class B shares will automatically convert to Class A shares of the Fund by the end of the seventh calendar year following the year in which the shares were purchased. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.

----------------------------------------------------
                                          Deferred
                                           Sales
  Date of Redemption                       Charge
----------------------------------------------------
  anytime within 1st calendar year           5%
  anytime within 2nd calendar year           4%
  anytime within 3rd calendar year           3%
  anytime within 4th calendar year           3%
  anytime within 5th calendar year           2%
  anytime within 6th calendar year           1%
  after 6th calendar year                    0%

All Class B investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the CDSC.

Class C shares are not subject to a sales charge when you buy them. You must establish a Funds Plus Service plan upon direct purchase of Class C shares. Funds Plus Service is not required if shares are acquired by exchange of Class C shares of another fund in the United Group. If you sell your Class C shares within twelve months of buying them, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. These shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. These shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the total amount invested that has been held for twelve months or less.

The CDSC, for Class B or Class C shares, will not apply in the following circumstances:

o redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of shares made to satisfy required minimum distributions after age 70-1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan, 457 Plan, or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o redemptions of shares made pursuant to a shareholder's participation in Funds Plus Service or other systematic withdrawal service adopted for the Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions the proceeds of which are reinvested in shares (must be reinvested in the same class as that which was redeemed) of the Fund within thirty days after such redemption.

o the exercise of certain exchange privileges.

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $250.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund or by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notices.

The different ways to set up (register) your account are listed below.

Ways to Set Up Your Account
Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement

To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

o Individual Retirement Accounts (IRAs) allow an individual under 70-1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with nondeductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

o Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and generally involve fewer administrative requirements than 401(k) or other qualified plans.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.


Buying Shares

You may buy Class A, Class B and Class C shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. If you purchase Class B or Class C shares directly rather than by exchange, you must establish a Funds Plus Service Plan. Your Waddell & Reed financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. Mail the check, money order or draft, along with your completed application, to:

                              Waddell & Reed, Inc.
                                 P.O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

To purchase Class A shares by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, United K.C., for United Cash Management, Inc., FBO Customer Name and Account Number.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class.

The NAV of each class will normally remain fixed at $1.00 per share.

The NAV per share is based on a valuation of the Fund's investments at amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the close of business of the NYSE, normally 4 p.m. Eastern time.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o Orders are accepted only at the home office of Waddell & Reed, Inc.

o All of your purchases must be made in U.S. dollars.

o Dividends do not accrue until the Fund has federal funds available to it; federal funds are monies of a member bank of the Federal Reserve System held in deposit at a Federal Reserve Bank.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o The Fund does not issue certificates representing Class B or Class C shares of the Fund and does not normally issue certificates representing Class A shares.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

 To Open an Account                                                   $1,000

 For certain exchanges                                                  $100

 For certain retirement accounts and accounts opened
 with Automatic Investment Service                                       $50

 For certain retirement accounts and accounts opened
 through payroll deductions for or by employees of
 WRIMCO, Waddell & Reed, Inc. and their affiliates                       $25

 To Add to an Account                                             Any amount

 For Automatic Investment Service                                        $25

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your Class A account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a. ("Bank"), ABA Number 101000695, United K.C., for United Cash Management, Inc., FBO Customer Name and Account Number.

To add to your account by mail: Make your check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. Mail the check, money order or other draft to Waddell & Reed, Inc., along with a letter stating your account number, the account registration and the class of shares that you wish to purchase.


Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your predesignated bank account.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o the name on the account registration;

o the Fund's name;

o the Fund account number;

o the dollar amount or number, and the class, of shares to be redeemed; and

o any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                        Waddell & Reed Services Company
                                P.O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class A shares by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms of checks drawn on the Bank. You may make these checks payable to the order of any payee in any amount of $250 or more.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you hold a certificate, it must be properly endorsed and sent to the Fund.

o If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

o Redemption by check writing is not available for certain retirement plan accounts nor is it available for Class B or Class C accounts.

o If you have elected the check writing privilege, the Bank will request that the Fund redeem a sufficient number of full and fractional Class A shares in your account to cover the amount of the check when a check is presented to the Bank for payment. You will continue to receive dividends on those shares equaling the amount being redeemed until such time as the check is presented to the Bank for payment. No "stop-payment" order can be placed against the checks. Checks may be dishonored if shares were recently purchased as discussed above or if the NAV per share has declined so that there are insufficient shares to be redeemed to cover the amount of the check.

o There is no additional charge for maintaining the check writing privilege or for processing checks.

o As with any redemption of shares, redemption by check writing may, for Federal income tax purposes, result in a capital gain or loss on shares redeemed.

Special Requirements for Selling Shares

-------------------------------------------------------------------------------
 Account Type           Special Requirements
-------------------------------------------------------------------------------

Individual or Joint     The written instructions must be signed by all
Tenant                  persons required to sign for transactions, exactly as
                        their names appear on the account.

Sole Proprietorship     The written instructions must be signed by the
                        individual owner of the business.

UGMA, UTMA              The custodian must sign the written instructions
                        indicating capacity as custodian.

Retirement Account      The written instructions must be signed by a
                        properly authorized person.

Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

Business or             At least one person authorized by corporate
Organization            resolution to act on the account must sign the
                        written instructions.

Conservator, Guardian   The written instructions must be signed by the
or Other Fiduciary      person properly authorized by court order to act in
                        the particular fiduciary capacity.

The Fund may require a signature guarantee in certain situations such as:

o a redemption request made by a corporation, partnership or fiduciary;

o a redemption request made by someone other than the owner of record; or

o the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares, except those in retirement plan accounts, if their aggregate NAV is less than $250. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your account to $250. The Fund has the right to charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts and accounts with an increase or decrease in NAV within 60 days of such determination.

The deferred sales charge will not apply to the proceeds of Class B or Class C shares which are redeemed and then reinvested in

Class B or Class C shares, as applicable, within thirty days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. You may do this only once as to Class B shares of the Fund and once as to Class C shares of the Fund. For purposes of determining future sales charges, the reinvestment will be treated as a new investment.


Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.


Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, a toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

o obtain information about your accounts;

o obtain price information about other funds in the United Group;

o request duplicate statements; and

o reorder checks (not currently available via the web site).

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o year-to-date statements (quarterly)

o annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need additional copies of annual or semiannual reports or account information.

Exchanges

You may sell your Class A, B or Class C shares and buy shares of the same class of other funds in the United Group without the payment of a sales charge if you have already paid a sales charge when you purchased the Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B or Class C shares, the time period for the CDSC will continue to run. In addition, exchanging Class Y shareholders of another fund in the United Group may buy Class A shares of the Fund.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into or from your Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

--------------------------------------------------------------------------------
  Regular Investment Plans
--------------------------------------------------------------------------------
   Automatic Investment Service
   To move money from your bank account to an existing Fund account

       Minimum Amount                          Minimum Frequency
           $25                                     Monthly

   Funds Plus Service
   To move money from the Fund to other funds in the United Group whether in the same or a different account of the same class

       Minimum Amount                          Minimum Frequency
           $100                                     Monthly

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Usually, dividends are declared daily and the Fund distributes net investment income monthly on the 27th day of the month or on the last business day prior to the 27th if the 27th falls on a weekend or holiday. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Dividends for each class are distributed from the Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses of that class. The Fund distributes its net short-term capital gains annually but may make more frequent distributions of such gains if necessary to maintain its NAV per share at $1.00. The Fund does not expect to realize net long-term capital gains and, thus, does not anticipate payment of any long-term capital gains distributions. When shares are completely redeemed, any declared but unpaid dividends on those shares will be paid at the time of redemption.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions with respect to a class will be automatically paid in shares of the same class, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, if any, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Withholding. The Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

State and local income taxes. The portion of the dividends paid by the Fund attributable to interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Fund

[leaf graphic]

Portfolio Management

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since the inception of the company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Mira Stevovich is primarily responsible for the management of the portfolio of the Fund. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessors since January 1989 and has been an employee of such since March 1987.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.


Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by the Fund at the annual rate of 0.40% of net assets.

Prior to June 30, 1999, the management fee of the Fund was a group fee determined on the basis of the combined NAVs of all the funds in the United Group and then allocated pro rata to the Fund based on its relative net assets at the annual rates shown in the following table:

---------------------------------------------------------
Group Fee Rate

Group Net Asset Level           Annual Group Fee Rate
(all dollars in millions)          For Each Level
---------------------------------------------------------
  From $0 to $750                    .51 of 1%
  From $750 to $1,500                .49 of 1%
  From $1,500 to $2,250              .47 of 1%
  From $2,250 to $3,000              .45 of 1%
  From $3,000 to $3,750              .43 of 1%
  From $3,750 to $7,500              .40 of 1%
  From $7,500 to $12,000             .38 of 1%
  Over $12,000                       .36 of 1%

Management fees for the fiscal year ended June 30, 1999 were 0.39% of the Fund's average net assets.

Financial Highlights

The following information is to help you understand the financial performance of the Fund's Class A* shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended June 30, 1999, are included in the SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                                       For the Fiscal year ended June 30,

                           1999         1998         1997         1996         1995
Class A Per-Share Data

Net asset value,
beginning of
period                    $1.00       $ 1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------
 Net investment
 income                  0.0455       0.0484       0.0472       0.0487       0.0465

 Less dividends
 declared               (0.0455)     (0.0484)     (0.0472)     (0.0487)     (0.0465)
---------------------------------------------------------------------------------------
Net asset value,
end of period             $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------
Class A Ratios/Supplemental Data

Total return               4.67%      4.93%          4.80%        5.01%        4.74%

Net assets, end of
period (in millions)       $667         $533         $514         $402         $369

Ratio of expenses
to average net assets      0.83%        0.89%        0.87%        0.91%        0.97%

Ratio of net
investment income
to average net assets      4.54%        4.84%        4.70%        4.89%        4.68%

*On September 5, 1995, Fund shares outstanding were designated Class A shares.

            This space is intended for your notes and calculations.

United Cash Management, Inc.

[leaf graphic]

Custodian
UMB Bank, n.a.
Kansas City, Missouri

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts
Avenue, N.W.
Washington, D.C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Avenue
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

                      UNITED CASH
                      MANAGEMENT, INC.

                      Class A Shares
                      Class B Shares
                      Class C Shares

                      You can get more information about the Fund in--

September 20, 1999    o its Statement of Additional Information (SAI) dated
                        September 20, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

                      o its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

                      To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

                      Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

                      The Fund's SEC file number is: 811-2922.


--------------------------------------------------------------------------------

[WADDELL & REED       Waddell & Reed, Inc.
Financial             6300 Lamar Avenue, P. O. Box 29217
Services Logo]        Shawnee Mission, Kansas 66201-9217
                      (913) 236-2000, (800) 366-5465


                                                                   NUP2010(9-99)

United Cash Management, Inc.
Waddell & Reed Money Market B Shares
Waddell & Reed Money Market C Shares

This Fund seeks maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards.

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
September 20, 1999

                T  A  B  L  E    O  F    C  O  N  T  E  N  T  S

        AN OVERVIEW OF THE FUND                                        3
        ----------------------------------------------------------------
        PERFORMANCE                                                    5
        ----------------------------------------------------------------
        FEES AND EXPENSES                                              7
        ----------------------------------------------------------------
        THE INVESTMENT PRINCIPLES OF
        THE FUND                                                       9
        ----------------------------------------------------------------
           Investment Goal, Principal Strategies
           and Other Investments                                       9
           -------------------------------------------------------------
           Risk Considerations of Principal
           Strategies and Other Investments                           10
           -------------------------------------------------------------
           Year 2000 Issue                                            10
           -------------------------------------------------------------
        YOUR ACCOUNT                                                  11
        ----------------------------------------------------------------
           Choosing a Share Class                                     11
           -------------------------------------------------------------
           Ways to Set Up Your Account                                15
           -------------------------------------------------------------
           Buying Shares                                              16
           -------------------------------------------------------------
           Minimum Investments                                        18
           -------------------------------------------------------------
           Adding to Your Account                                     18
           -------------------------------------------------------------
           Selling Shares                                             18
           -------------------------------------------------------------
           Telephone Transactions                                     21
           -------------------------------------------------------------
           Shareholder Services                                       21
           -------------------------------------------------------------
              Personal Service                                        21
              ----------------------------------------------------------
              Reports                                                 21
              ----------------------------------------------------------
              Exchanges                                               22
              ----------------------------------------------------------
              Automatic Transactions for
              Waddell & Reed Money Market C
              Shareholders                                            22
              ----------------------------------------------------------
           Distributions and Taxes                                    23
           -------------------------------------------------------------
              Distributions                                           23
              ----------------------------------------------------------
              Taxes                                                   24
              ----------------------------------------------------------
        THE MANAGEMENT OF THE FUND                                    25
        ----------------------------------------------------------------
           Portfolio Management                                       25
           -------------------------------------------------------------
           Management Fee                                             25
           -------------------------------------------------------------
        FINANCIAL HIGHLIGHTS                                          27
        ----------------------------------------------------------------

An
Overview
of the
Fund

[leaf graphic]

Goal

United Cash Management, Inc. (the "Fund") seeks maximum current income consistent with stability of principal.


Principal Strategies

The Fund seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's Investor Services, Inc., or if unrated, will be of comparable quality as determined by Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.


Principal Risks of Investing in the Fund

Because the Fund owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline;

o the credit quality and other conditions of the issuers whose securities the Fund holds;

o adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest

The Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

Performance

[leaf graphic]

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

o The bar chart presents the average annual total returns for Waddell & Reed Money Market B (formerly designated Class B) and shows how performance has varied from year to year over the past three calendar years.

o The performance table shows Waddell & Reed Money Market B average annual total returns. No performance information is provided for Waddell & Reed Money Market C shares since the class does not have annual returns for at least a calendar year.

o The bar chart and the performance table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[bar chart]
                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

                                  '96 -- 3.88%
                                  '97 -- 4.18%
                                  '98 -- 4.11%

In the period shown in the chart, the highest quarterly return was 1.07% (the second quarter of 1997) and the lowest quarterly return was 0.89% (the first quarter of 1996). The Class B return for the year through June 30, 1999 was 1.67%.

                          AVERAGE ANNUAL TOTAL RETURNS
                              as of December 31 (%)

------------------------------------------------------------------
                                     1 Year      Life of Class*
------------------------------------------------------------------
  Waddell & Reed Money Market
  B Shares of the Fund               4.11%          4.06%

*Since September 5, 1995, for Waddell & Reed Money Market B shares, formerly designated Class B.

Fees and Expenses

[leaf graphic]

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees             Waddell & Reed     Waddell & Reed
(fees paid directly from     Money Market B     Money Market C
your investment)             Shares             Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)                           None               None

Maximum Deferred
Sales Charge (Load)(1)
(as a percentage of
lesser of amount
invested or redemption
value)                            3%                 1%

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)

Management Fees                  0.40%              0.40%

Distribution and Service
(12b-1) Fees(3)                  1.00%              1.00%


Other Expenses                   0.21%              0.21%

Total Annual Fund
Operating Expenses               1.61%              1.61%

(1)The contingent deferred sales charge ("CDSC") which is imposed on the lesser of amount invested or redemption value for Waddell & Reed Money Market B shares, declines from 3% of the amount invested to 0% after 4 years. For Waddell & Reed Money Market C shares, a 1% CDSC applies to the lesser of amount invested or redemption value for these shares redeemed within 12 months.

(2)Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses of the Fund for the fiscal year ended June 30, 1999, and for Waddell & Reed Money Market C, the expenses that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(3)It is possible that long-term Waddell & Reed Money Market B and Waddell & Reed Money Market C shareholders of the Fund may bear 12b-1 distribution fees that are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                    1 year    3 years    5 years    10 years
Waddell & Reed Money
Market B Shares                      $464      $608       $876       $1,911

Waddell & Reed Money
Market C Shares                      $264      $508       $876       $1,911

If shares are not
redeemed at end
of period:                           1 year    3 years    5 years    10 years

Waddell & Reed Money
Market B Shares                      $164      $508       $876       $1,911

Waddell & Reed Money
Market C Shares                      $164      $508       $876       $1,911

The Investment Principles of the Fund

[leaf graphic]

Investment Goal, Principal Strategies and
Other Investments

The goal of the Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

o U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);

o bank obligations and instruments secured by bank obligations, such as letters of credit;

o commercial paper;

o corporate debt obligations, including variable amount master demand notes;

o Canadian government obligations; and

o certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest.

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o the credit quality of the particular issuer or guarantor of the security;

o the maturity of the security; and

o the relative value of the security.

Generally, in determining whether to sell a security, WRIMCO will use the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

You will find more information in the Statement of Additional Information ("SAI") about the Fund's valuation.

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease.

o Financial risk is based on the financial situation of the issuer of the security. The financial risk of the Fund depends on the credit quality of the underlying securities in which it invests.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. In general, the value of the Fund's investments and the income it may generate will vary from day to day, generally due to changes in market conditions, interest rates and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.


Year 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address Year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Fund. Similarly, the companies and other issuers in which the Fund invests could be adversely affected by Year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Fund.

Your Account

[leaf graphic]


Choosing a Share Class

This Prospectus offers two classes of shares for the Fund: Waddell & Reed Money Market B & Waddell & Reed Money Market C. Each class has its own sales charge, if any, and expense structure. Beginning October 4, 1999, Waddell & Reed Money Market B shares are available only by exchange of Class B shares of Waddell & Reed Funds, Inc.

Waddell & Reed Money Market C shares are designed or intended for shareholders who plan to exchange to or from Class C shares of other funds in the Waddell & Reed Funds, Inc. You may purchase Waddell & Reed Money Market C shares only by exchange, at NAV, of Class C shares of Waddell & Reed Funds, Inc., or you may purchase directly if you have established Funds Plus Service, a regular investment plan to systematically exchange into Class C shares of Waddell & Reed Funds, Inc.

             General Comparison of Classes of Shares

--------------------------------------------------------------------------------
Waddell & Reed                           Waddell & Reed
Money Market B                           Money Market C
--------------------------------------------------------------------------------
 Available only by exchange of your
 Waddell & Reed Funds, Inc. Class B
 shares. No direct investments.

 No initial sales charge                 No initial sales charge

 Funds Plus Service optional             Funds Plus Service required for direct
                                         investment

 Deferred sales charge on shares you     A 1% deferred sales charge on shares
 sell within four calendar years         you sell within twelve months

 Maximum distribution and service        Maximum distribution and service
 (12b-1) fees of 1.00%                   (12b-1) fees of 1.00%

 Can exchange into Waddell & Reed        Can exchange into Waddell & Reed
 Funds without a deferred sales charge   Funds without a deferred sales charge

The Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended, for its Waddell & Reed Money Market B and Waddell & Reed Money Market C shares. Under each Plan, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the affected class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge. A contingent deferred sales charge ("CDSC") may be assessed against your redemption amount and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's shares of that class. The CDSC will not be imposed on shares of that class representing payment of dividends or distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for shares of that class purchased during the CDSC period. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions) and then of shares that represent the lowest sales charge.

Unless instructed otherwise, the Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the particular class equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

You may sell your Waddell & Reed Money Market B or Waddell & Reed Money Market C shares and buy shares of the corresponding class of Waddell & Reed Funds, Inc., without payment of a CDSC when you exchange the shares. The time period for the CDSC will continue to run.

Waddell & Reed Money Market B shares (previously known as Class B shares) are only available for exchange by current Class B shareholders of Waddell & Reed Funds, Inc. However, you may pay a CDSC if you sell your Waddell & Reed Money Market B shares within four calendar years of their purchase, based on the table below. Waddell & Reed Money Market B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets.

The Fund will redeem your Waddell & Reed Money Market B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.

---------------------------------------------------------------------
  Date of Redemption                         Deferred Sales Charge
---------------------------------------------------------------------
  anytime within the calendar year of
  investment and the next calendar year
  after the calendar year of investment               3%

  anytime within third calendar year                  2%

  anytime within fourth calendar year                 1%

  after fourth calendar year                          0%

The date of redemption is measured, in calendar years, from the first calendar year of purchase. The CDSC will be applied to the total amount invested during a calendar year to acquire Waddell & Reed Money Market B shares or the value of the Waddell & Reed Money Market B shares redeemed, whichever is less. All Waddell & Reed Money Market B share investments made during a calendar year are deemed a single investment in the applicable class during that calendar year for purposes of calculating the CDSC.

Waddell & Reed Money Market C shares are not subject to a sales charge when you buy them. You must establish a Funds Plus Service plan upon purchase of Waddell & Reed Money Market C shares if other than by exchange of Class C shares of Waddell & Reed Funds, Inc. If you sell your Waddell & Reed Money Market C shares within 12 months of buying these shares, you will pay a 1% CDSC. For purpose of a CDSC, Class C shares purchased anytime within a month will be considered as purchased on the first day of the month. These shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. For Waddell & Reed Money Market C shares the CDSC will be applied to the total amount invested that has been held for twelve months or less.

The CDSC, for Waddell & Reed Money Market B or Waddell & Reed Money Market C shares, will not apply in the following circumstances:

o redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of shares made to satisfy required minimum distributions after age 70-1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan, 457 Plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for the Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions the proceeds of which are reinvested in Waddell & Reed Money Market C shares within thirty days after such redemption.

o the exercise of certain exchange privileges.

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $250.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund or by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notices.

The different ways to set up (register) your account are listed below.


Ways to Set Up Your Account
Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement

To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

o Individual Retirement Accounts (IRAs) allow an individual under 70-1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with nondeductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

o Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and generally involve fewer administrative requirements than 401(k) or other qualified plans.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.


Buying Shares

You may buy Waddell & Reed Money Market B shares only by exchange of Class B shares of Waddell & Reed Funds, Inc. You may buy Waddell & Reed Money Market C shares through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. If you purchase Waddell & Reed Money Market C shares directly rather than by exchange, you must establish a Funds Plus Service Plan. Your Waddell & Reed financial advisor can help you with any questions you might have.

To purchase Waddell & Reed Money Market C shares by check, make your check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. Mail the check, money order or draft, along with your completed application, to:

                              Waddell & Reed, Inc.
                                 P.O. Box 29217
                      Shawnee Mission, Kansas 66201-9217

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class.

The NAV of each class will normally remain fixed at $1.00 per share.

The NAV per share is based on a valuation of the Fund's investments at amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the close of business of the NYSE, normally 4 p.m. Eastern time.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o Orders are accepted only at the home office of Waddell & Reed, Inc.

o All of your purchases must be made in U.S. dollars.

o Dividends do not accrue until the Fund has federal funds available to it; federal funds are monies of a member bank of the Federal Reserve System held in deposit at a Federal Reserve Bank.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Funds, Inc. the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o The Fund does not issue certificates representing Waddell & Reed Money Market B or Waddell & Reed Money Market C shares of the Fund.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.


Minimum Investments

For Waddell & Reed Money Market C:
To Open an Account                                           $1,000

For certain exchanges                                          $100

For certain retirement accounts and accounts opened
with Automatic Investment Service                               $50

For certain retirement accounts and accounts opened
through payroll deductions for or by employees of
WRIMCO, Waddell & Reed, Inc. and their affiliates               $25

To Add to an Account                                        Any Amount

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your Waddell & Reed Money Market C account by mail: Make your check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. Mail the check, money order or other draft to Waddell & Reed, Inc., along with a letter stating your account number and the account registration.


Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your predesignated bank account.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o the name on the account registration;

o the Fund's name;

o the Fund account number;

o the dollar amount or number, and the class, of shares to be redeemed; and

o any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                        Waddell & Reed Services Company
                                 P.O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

Special Requirements for Selling Shares

--------------------------------------------------------------------------------
Account Type            Special Requirements
--------------------------------------------------------------------------------
Individual or Joint    The written instructions must be signed by all
Tenant                 persons required to sign for transactions, exactly as
                       their names appear on the account.

Sole Proprietorship    The written instructions must be signed by the
                       individual owner of the business.

UGMA, UTMA             The custodian must sign the written instructions
                       indicating capacity as custodian.

Retirement Account     The written instructions must be signed by a
                       properly authorized person.

Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

Business or            At least one person authorized by corporate
Organization           resolution to act on the account must sign the
                       written instructions.

Conservator, Guardian  The written instructions must be signed by the
or Other Fiduciary     person properly authorized by court order to act in
                       the particular fiduciary capacity.

The Fund may require a signature guarantee in certain situations such as:

o a redemption request made by a corporation, partnership or fiduciary;

o a redemption request made by someone other than the owner of record; or

o the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares, except those in retirement plan accounts, if their aggregate NAV is less than $250. The Fund will give you notice and a 60-day opportunity to purchase (or, for Waddell & Reed Money Market B shareholders, an opportunity to exchange) a sufficient number of additional shares to bring the aggregate NAV of your account to $250. The Fund has the right to charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts and accounts with an increase or decrease in NAV within 60 days of such determination.

The deferred sales charge will not apply to the proceeds of Waddell & Reed Money Market C shares which are redeemed and then reinvested within thirty days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. You may do this only once as to Waddell & Reed Money Market C shares. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment.


Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.


Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, a toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

o obtain information about your accounts;

o obtain price information about other funds in the United Group and Waddell & Reed Funds, Inc.; or

o request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o year-to-date statements (quarterly)

o annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need additional copies of annual or semiannual reports or account information.

Exchanges

You may sell your Waddell & Reed Money Market B or Waddell & Reed Money Market C shares and buy shares of the corresponding class of Waddell & Reed Funds, Inc., without payment of a CDSC when you exchange the shares. The time period for the CDSC will continue to run.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Waddell & Reed Money Market C Shareholders

Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into (Waddell & Reed Money Market C only) or from your Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

--------------------------------------------------------------------------------
  Regular Investment Plan
--------------------------------------------------------------------------------
  Funds Plus Service
  To move money from the Fund to other funds in the Waddell & Reed Funds, Inc.
  whether in the same or a different account of the same class

       Minimum Amount                     Minimum Frequency
           $100                                 Monthly

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Usually, dividends are declared daily and the Fund distributes net investment income monthly on the 27th day of the month or on the last business day prior to the 27th if the 27th falls on a weekend or holiday. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Dividends for each class are distributed from the Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses of that class. The Fund distributes its net short-term capital gains annually but may make more frequent distributions of such gains if necessary to maintain its NAV per share at $1.00. The Fund does not expect to realize net long-term capital gains and, thus, does not anticipate payment of any long-term capital gains distributions. When shares are completely redeemed, any declared but unpaid dividends on those shares will be paid at the time of redemption.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions with respect to a class will be automatically paid in shares of the same class, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, if any, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Withholding. The Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for shareholders subject to backup withholding.

State and local income taxes. The portion of the dividends paid by the Fund attributable to interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Fund

[leaf graphic]

Portfolio Management

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since the inception of the company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Mira Stevovich is primarily responsible for the management of the portfolio of the Fund. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessors since January 1989 and has been an employee of such since March 1987.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.


Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by the Fund at the annual rate of 0.40% of net assets.

Prior to June 30, 1999, the management fee of the Fund was a group fee determined on the basis of the combined NAVs of all the funds in the United Group and then allocated pro rata to the Fund based on its relative net assets at the annual rates shown in the following table:

-------------------------------------------------------
Group Fee Rate

Group Net Asset Level           Annual Group Fee Rate
(all dollars in millions)          For Each Level
-------------------------------------------------------
From $0 to $750                     .51 of 1%
From $750 to $1,500                 .49 of 1%
From $1,500 to $2,250               .47 of 1%
From $2,250 to $3,000               .45 of 1%
From $3,000 to $3,750               .43 of 1%
From $3,750 to $7,500               .40 of 1%
From $7,500 to $12,000              .38 of 1%
Over $12,000                        .36 of 1%

Management fees for the fiscal year ended June 30, 1999 were 0.39% of the Fund's average net assets.

Financial Highlights

[leaf graphic]

The following information is to help you understand the financial performance of the Fund's Waddell & Reed Money Market B* (formerly, Class B) shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended June 30, 1999, are included in the SAI, which is available upon request.

For a Waddell & Reed Money Market B share outstanding throughout each period:

                                                                                         For the
                                                      For the fiscal year              period from
                                                         ended June 30,                  9/5/95**
                                               -----------------------------------       through
                                                 1999         1998         1997          6/30/96
 Waddell & Reed
 Money Market B
 Per-Share Data
 Net asset value,
 beginning of period                             $1.00        $1.00        $1.00          $1.00
 ---------------------------------------------------------------------------------------------------
 Net investment income                            0.0371       0.0403       0.0407         0.0312

 Less dividends declared                         (0.0371)     (0.0403)     (0.0407)       (0.0312)
 ---------------------------------------------------------------------------------------------------
 Net asset value,
 end of period                                   $1.00        $1.00        $1.00          $1.00
 ---------------------------------------------------------------------------------------------------
 Waddell & Reed
 Money Market B
 Ratios/Supplemental Data

 Total return                                     3.79%        4.10%        4.13%          3.15%

 Net assets, end of
 period (in millions)                            $5           $4           $4             $1

 Ratio of expenses to
 average net assets                               1.60%        1.71%        1.48%          1.88%***

 Ratio of net
 investment income to
 average net assets                               3.77%        4.03%        4.14%          3.76%***

  *As of September 20, 1999 Class B's name was changed to Waddell & Reed Money
   Market B.

 **Commencement of operations.

***Annualized.

            This space is intended for your notes and calculations.

            This space is intended for your notes and calculations.

            This space is intended for your notes and calculations.

United
Cash
Management,
Inc.

[leaf graphic]

Custodian                                     Underwriter
UMB Bank, n.a.                                Waddell & Reed, Inc.
Kansas City, Missouri                         6300 Lamar Avenue
                                              P.O. Box 29217
Legal Counsel                                 Shawnee Mission, Kansas
Kirkpatrick & Lockhart LLP                    66201-9217
1800 Massachusetts                            (913) 236-2000
Avenue, N.W.                                  (800) 366-5465
Washington, D.C. 20036
                                              Shareholder Servicing Agent
Independent Auditors                          Waddell & Reed
Deloitte & Touche LLP                         Services Company
1010 Grand Avenue                             6300 Lamar Avenue
Kansas City, Missouri                         P.O. Box 29217
64106-2232                                    Shawnee Mission, Kansas
                                              66201-9217
Investment Manager                            (913) 236-2000
Waddell & Reed Investment                     (800) 366-5465
Management Company
6300 Lamar Avenue                             Accounting Services Agent
P.O. Box 29217                                Waddell & Reed
Shawnee Mission, Kansas                       Services Company
66201-9217                                    6300 Lamar Avenue
(913) 236-2000                                P.O. Box 29217
(800) 366-5465                                Shawnee Mission, Kansas
                                              66201-9217
                                              (913) 236-2000
                                              (800) 366-5465

[back cover]

                      UNITED CASH
                      MANAGEMENT, INC.

                      Waddell & Reed Money Market B Shares
                      Waddell & Reed Money Market C Shares

                      You can get more information about the Fund in--

September 20, 1999    o its Statement of Additional Information (SAI) dated
                        September 20, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

                      o its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

                      To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

                      Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

                      The Fund's SEC file number is: 811-2922.


--------------------------------------------------------------------------------

[Waddell & Reed Financial Services Logo]

                      Waddell & Reed, Inc.
                      6300 Lamar Avenue, P. O. Box 29217
                      Shawnee Mission, Kansas 66201-9217
                      (913) 236-2000, (800) 366-5465


                                                                   WRP4010(9-99)

                          UNITED CASH MANAGEMENT, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                 (913) 236-2000


                               September 20, 1999


                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Class A, Class B and Class C shares and the prospectus for the Waddell & Reed Money Market B shares and the Waddell & Reed Money Market C shares (each, a "Prospectus") of United Cash Management, Inc. (the "Fund") dated September 20, 1999, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                                TABLE OF CONTENTS

Performance Information...................................................  2

Investment Strategies, Policies and Practices.............................  4

Investment Management and Other Services.................................. 20

Purchase, Redemption and Pricing of Shares................................ 26

Directors and Officers.................................................... 37

Payments to Shareholders.................................................. 43

Taxes .................................................................... 45

Portfolio Transactions and Brokerage...................................... 46

Other Information......................................................... 48

Appendix A................................................................ 50

Financial Statements ..................................................... 54

     United Cash Management, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on February 13, 1979.

                             PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's yield, effective yield and performance rankings in advertisements and sales materials. Yield information is also available by calling the Shareholder Servicing Agent at the telephone number shown on the inside back cover of the Prospectus.

     There are two methods by which yield is calculated for a specified time period for a class of shares of the Fund. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share of the applicable class at the beginning of the period. The net asset value of this share will be $1.00 except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation, i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see "Purchase, Redemption and Pricing of Shares"), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

     The second method results in a figure referred to as the "effective yield." This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                     365/7
         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      - 1


     The yield for the Fund's Class A shares and Waddell & Reed Money Market B shares (formerly known as Class B) as calculated above for the seven days ended June 30, 1999, the date of the most recent balance sheet included in the Prospectus, was 4.43% and 3.19%, respectively, and the effective yield calculated for the same period was 4.52% and 3.24%, respectively.


     Changes in yields (calculated on either basis) primarily reflect different interest rates received by the Fund as its portfolio securities change. These different rates reflect changes in current interest rates on money market instruments. Both yields are affected by portfolio quality, portfolio maturity, type of instruments held and operating expense ratio.

     No performance information is provided for Class B, Class C or Waddell & Reed Money Market C since they had not commenced operations as of June 30, 1999.

Performance Rankings


     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.


     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.

     The Fund may invest only in the money market obligations and instruments listed below. In addition, as a money market fund and in order for the Fund to use the "amortized cost method" of valuing its portfolio securities, the Fund must comply with Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organizations(s) ("NRSRO(s)") or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Fund's assets, with investment in such securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See discussion under "Determination of Offering Price."

     (1) U.S. Government Obligations: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is minimal.

     The Fund intends to invest in U.S. Government Securities when there is a limited availability of other obligations and instruments.

     (2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation; in this SAI, a "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

     (3) Commercial Paper Obligations Including Variable Amount Master Demand
Notes: Commercial paper rated A-1 or A-2 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("MIS") or, if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest (see 4 below). S&P and MIS are among the NRSRO's under Rule 2a-7. See Appendix A for a description of some of these ratings. A variable amount master demand note represents a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender.

     (4) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or MIS. See Appendix A for a description of some of these debt ratings.

     (5) Canadian Government Obligations: Obligations of, or guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province; however, the Fund may not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements of Rule 2a-7. The Fund may not invest in Canadian Government obligations if they are denominated in Canadian dollars. See "Determination of Offering Price."

     (6) Certain Other Obligations: Obligations other than those listed in 1 through 5 (such as municipal obligations) above only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see 2 above) or a corporation in whose commercial paper the Fund may invest (see 3 above) and otherwise permissible under Rule 2a-7.

     The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Specific Securities and Investment Practices

     Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Fund may invest in mortgage-backed securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     Timely payment of principal and interest on pass-through securities of Ginnie Mae (but not those of Freddie Mac or Fannie Mae) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     Stripped Mortgage-Backed Securities. The Fund may invest in stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     The Fund has not in the past invested and has no present intention to invest in these types of securities.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets securing the debt are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

     Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     When-Issued and Delayed-Delivery Transactions

     The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

     Lending Securities


     Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation.

     The Fund makes loans of its securities only to parties deemed by WRIMCO to be creditworthy.

     Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash and/or U.S. Government Obligations, at least equal in value to the market value of the securities lent on each day the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for both types of collateral. The second method is to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Obligations used as collateral. Part of the interest received in either case may be shared with the borrower.

     Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (the "NYSE"), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of the Fund's rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to how the Fund may invest cash collateral.

     Repurchase Agreements


     The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays or expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

     Restricted Securities


     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be resold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended ("1933 Act"), or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called "private placement" exemption from registration that is afforded by Section 4(2) ("Section 4(2) paper") of the 1933 Act. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity.

     Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Section 4(2) paper, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments".

     These restricted securities will be valued in the same manner that other commercial paper held by the Fund is valued. See "Portfolio Valuation." The Fund does not anticipate adjusting for any diminution in value of these securities on account of their restrictive feature because of the existence of an active market which creates liquidity and because of the availability of actual market quotations for these restricted securities. In the event that there should cease to be an active market for these securities or actual market quotations become unavailable, they will be valued at fair value as determined in good faith by the Board of Directors.

     Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

    (i)   repurchase agreements not terminable within seven days;

    (ii) fixed time deposits subject to withdrawal penalties other than overnight deposits;

    (iii) securities for which market quotations are not readily available; and

    (iv) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors.

     However, illiquid investments do not include any obligations payable at principal amount plus accrued interest on demand or within seven days after demand.

     If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     Indexed Securities

     Subject to the requirements of Rule 2a-7, the Fund may purchase securities the values of which varies in relation to the value of financial indicators such as other securities, securities indices or interest rates, as long as the indexed securities are U.S. dollar denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified index value increases, or their maturity value may decline when the index increases. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

     Foreign Obligations and Instruments

     Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest up to 10% of its total assets in Canadian Government obligations and may also invest in foreign bank obligations, obligations of foreign branches of domestic banks, and other obligations guaranteed by a bank in whose obligations the Fund may invest. Each of these obligations must be U.S. dollar denominated. Although there is no fundamental policy limiting the Fund's investment in foreign bank obligations and obligations of foreign branches of domestic banks, it does not intend to invest more than 25% of its total assets in a combination of these obligations. Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal and state chartered or domestic banks doing business in the same jurisdiction.

     Purchasing these securities presents special considerations: reduction of income by foreign taxes; changes in currency rates and controls (e.g., currency blockage); lack of public information; lack of uniform accounting, auditing and financial reporting standards; less volume on foreign exchanges; less liquidity; greater volatility; less regulation of issuers, exchanges and brokers; greater difficulties in commencing lawsuits; possibilities in some countries of expropriation, confiscatory taxation, social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Uncertificated foreign securities will be purchased only if permissible under the custodianship provisions of the 1940 Act.

Investment Restrictions and Limitations

     Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and the types of money market securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

       (i) Buy commodities or commodity contracts, voting securities, any mineral related programs or leases, or oil or gas leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof;

       (ii) Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may buy obligations or instruments that it may otherwise buy even though the issuer invests in real estate or interests in real estate;

       (iii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

       (iv) Buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry, except that U.S. Government obligations and bank obligations and instruments are not included in this limit;

       (v) Make loans other than certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above (see "Repurchase Agreements" above);

       (vi) Invest for the purpose of exercising control or management of other companies;

       (vii) Participate on a joint, or a joint and several, basis in any trading account in any securities;

       (viii) Sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions;

       (ix)   Engage in the underwriting of securities;

       (x) Borrow to increase income, except to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's assets; or

       (xi)   Issue senior securities.

     The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

       (i) The Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Fund's assets or $1,000,000, as determined in accordance with Rule 2a-7.

       (ii) Subject to the diversification requirements of Rule 2a-7, the Fund may not invest more than 10% of its total assets in Canadian Government obligations.

       (iii) The Fund does not intend to invest more than 25% of its total assets in a combination of foreign bank obligations.

       (iv) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

       (v) The Fund does not intend to invest more than 50% of its total assets in Section 4(2) paper determined to be liquid in accordance with guidelines adopted by the Board of Directors.

       (vi) The Fund does not currently intend to invest in the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to CMOs, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative instruments.

       (vii) The Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.

     An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

     In general, the Fund purchases investments with the expectation of holding them to maturity. However, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. The Fund may also sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Fund has high portfolio turnover due to the short maturities of its investments, but this should not affect its net asset value or income, as brokerage commissions are not usually paid on the investments which the Fund makes. In the usual calculation of portfolio turnover, securities of the type in which the Fund invests are excluded. Consequently, the high turnover which it will have is not comparable to the turnover rates of most investment companies.

Portfolio Valuation

     Under Rule 2a-7, the Fund is permitted to use the "amortized cost method" for valuing its portfolio securities provided it meets certain conditions. See "Purchase, Redemption and Pricing of Shares." As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Fund's portfolio investments are that the Fund must (i) not maintain a dollar-weighted average portfolio maturity in excess of 90 days, (ii) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which WRIMCO, pursuant to guidelines established by the Fund's Board of Directors, determines present minimal credit risks and which are rated in one of the two highest rating categories by the NRSRO(s), as defined in Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Fund's Board of Directors, (iii) limit its investments in the securities of any one issuer (except U.S. Government securities) to no more than 5% of its assets, (iv) limit its investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to no more than 5% of its assets, (v) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000, and (vi) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.

     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell &

Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the

Prospectus. The management fees paid to WRIMCO during the fiscal years ended June 30, 1999, 1998 and 1997 were $2,476,181, $2,047,383 and $1,910,434, respectively.


     For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, the Fund pays the Agent a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month, and $.75 for each shareholder check it processes. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO, or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                 Average
              Net Asset Level                          Annual Fee
         (all dollars in millions)                Rate for Each Level
         -------------------------                -------------------
          From $    0 to $   10                         $      0
          From $   10 to $   25                         $ 10,000
          From $   25 to $   50                         $ 20,000
          From $   50 to $  100                         $ 30,000
          From $  100 to $  200                         $ 40,000
          From $  200 to $  350                         $ 50,000
          From $  350 to $  550                         $ 60,000
          From $  550 to $  750                         $ 70,000
          From $  750 to $1,000                         $ 85,000
            $1,000 and Over                             $100,000

     Fees paid to the Agent for the fiscal years ended June 30, 1999, 1998 and 1997 were $70,000, $62,500 and $60,000, respectively.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

     Waddell & Reed, Inc. (the "Distributor") acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement ("Agreement"). The Agreement requires the Distributor to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that the Distributor also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Under this Agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund.

     These and other expenses of Waddell & Reed, Inc. are not covered by any sales charge on Class A shares of the Fund. The contingent deferred sales charge ("CDSC"), if any, imposed on Class B shares, Class C shares, Waddell & Reed Money Market B shares and Waddell & Reed Money Market C shares is designed to compensate Waddell & Reed, Inc. for distribution of these shares. No portion of the sales charge is reallowed to dealers. On shares of funds in the United Group that are sold with sales charges, a major portion of the CDSC for these shares is paid to Waddell & Reed, Inc.'s financial advisors and managers. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred sales charge.

     However, the Agreement recognizes that the Fund may adopt a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans adopted by the Fund with respect to Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares, respectively, the Fund pays the Distributor daily a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class.

     The Distributor offers Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares of the Fund through its registered representatives and sales managers (sales force). In distributing shares through its sales force, the Distributor may pay commissions and/or incentives to the sales force at or about the time of sale and will incur other expenses including for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. Each Plan and the Agreement contemplate that the Distributor may be compensated for these distribution efforts with respect to the shares of the affected class through the distribution fee. The sales force may be paid continuing compensation based on the value of the shares of the affected class held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or its subsidiary, Waddell & Reed Services Company, may also provide services to these shareholders through telephonic means and written communications. For the fiscal year ended June 30, 1999, the Fund paid (or accrued) $43,397 and $11,638 to the Distributor as distribution fees and service fees, respectively, under the Waddell & Reed Money Market B Plan (formerly, the Class B Plan). The distribution fees were paid to compensate the Distributor for its expenses relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management in connection with the distribution of Waddell & Reed Money Market B shares of the Fund. The service fees were paid to compensate the Distributor for providing personal services to the Fund's Waddell & Reed Money Market B shareholders and for the maintenance of Waddell & Reed Money Market B accounts.

     The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

     The Plans and Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund or of the Distributor and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter the "Plan Directors"). The Waddell & Reed Money Market B Plan was also approved by the Distributor as the sole shareholder of the Waddell & Reed Money Market B shares of the Fund at the time.

     Among other things, each Plan provides that (i) the Distributor will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the affected class, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

     For the Fund's fiscal year ended June 30, 1999, the Distributor earned deferred sales charges in the amount of $ with respect to the Waddell & Reed Money Market B shares.

Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The value of each share of a class of the Fund is the net asset value of the applicable class. The Fund is designed so that the value of each share of each class of the Fund (the net asset value per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although this may not always be possible. This net asset value per share is what you pay for shares and what you receive when you redeem them prior to the application of the CDSC, if any, to Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares.

     The net asset value per share is ordinarily computed once each day that the NYSE is open for trading as of the close of the regular session of the NYSE (ordinarily, 4:00 p.m. Eastern time). The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days.

     The Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

     While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

     Under Rule 2a-7, the Fund's Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the Fund's portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's net asset value calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.

     For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

     Under Rule 2a-7, if the extent of any deviation between the net asset value per share based upon available market quotations (see above) and the net asset value per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share using available market quotations.

     The procedures which the Fund's Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under "Taxes" and "Payments to Shareholders." The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $1,000 and for Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares, initial investments must be at least $100 with the exceptions described in this paragraph. A $50 minimum initial investment pertains to certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $25 minimum initial investment pertains to purchases made through payroll deduction for or by employees of Waddell & Reed, Inc., WRIMCO, their affiliates or certain retirement plan accounts. With the exception of automatic withdrawals from a shareholder's bank account, a shareholder may make subsequent investments of any amount. See "Exchanges."

How to Open an Account

     If you are purchasing Class A shares, you can make an initial investment of $1,000 or more in any of the following ways:

     1) By Mail. Complete an application form and mail it to Waddell & Reed, Inc. at the address indicated on the form. Accompany the form with a check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc.

     2) By Wire. (a) Telephone Waddell & Reed, Inc. (toll-free phone number on the inside back cover of the Prospectus) and provide the account registration, address and social security or tax identification number, the amount being wired, the name of the wiring bank and the name and telephone number of the person to be contacted in connection with the order. You will then be provided with an order number; (b) instruct your bank to wire by the Federal Reserve Wire Order System the specified amount, along with the order number and registration to the UMB Bank, n.a.; 101000695, United K.C.; for United Cash Management, Inc.;
(c) complete an application form and mail it to Waddell & Reed, Inc.


     [3) Through Broker-dealers. You may, if you wish, purchase your shares through registered broker-dealers, which may charge their customers a fee for this service. There is no such fee for investments made by mail or wire, as described above, or for additional investments made by mail or wire. No such service fee will be charged for shares purchased through Waddell & Reed, Inc.][KR - Is this correct? CB]

How to Make Additional Investments


     You may make additional investments in Class A shares in any amount through broker-dealers as described above or in either of the following ways:

     1) By Mail. Mail a check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, accompanied by either (i) the detachable form which accompanies the confirmation of a prior purchase by you, or (ii) a letter stating your account number, registration, the particular class and stating that you wish the enclosed check, etc. to be used for the purchase of the stated shares of United Cash Management, Inc.

     2) By Wire. Instruct your bank to wire the specified amount along with the account number and registration to the UMB Bank, n.a.; 101000695, United K.C.; for United Cash Management, Inc.

     Purchase of the Fund's shares are effective after (i) one of the methods for purchasing the Fund's shares indicated above has been properly completed and
(ii) UMB Bank, n.a. (the "Bank") has Federal funds available to it. Federal funds are monies of a member bank with the Federal Reserve System held in deposit at a Federal Reserve Bank. They represent immediately available cash. If payment is made by check or otherwise than in Federal funds, it will be necessary to convert investors' payments into Federal funds, and orders for the purchase of the Fund's shares, if accepted by Waddell & Reed, Inc., will become effective on the day Federal funds are received for value by the Bank; this is normally anticipated to be two business days following receipt of payment by Waddell & Reed, Inc. The Fund's shares are issued at their net asset value next determined after the effectiveness of the purchase (i.e., at $1.00 per share except under extraordinary circumstances as described above).

     If you wish to insure that shares will be issued on the same day on which your payment is made, you should (i) place your order by wire so that it will be received by the Bank prior to 3:00 p.m. Kansas City time, and (ii) before wiring the order, phone Waddell & Reed, Inc. at the number on the inside back cover of the Prospectus to make sure that the wire order as described above is properly identified. See "Payments to Shareholders -- General" for information regarding dividend payment.]

     [Class B, Class C and Waddell & Reed Money Market C shares may be directly purchased by mail only.][KR - See note from CB.]

     Waddell & Reed, Inc. has the right not to accept any purchase order for the Fund's shares. Certificates are not normally issued but may be requested for Class A shares. No certificates are issued for Class B, Class C, Waddell & Reed Money Market B or Waddell & Reed Money Market C shares. Shareholdings are recorded on the Fund's books whether or not a certificate is issued.

Flexible Withdrawal Service

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming shares on an ongoing basis. Class C or Waddell & Reed Money Market C shares purchased within the past year remain subject to the CDSC; however, Class B or Waddell & Reed Money Market B shares redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available through Waddell & Reed Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

     If you own Class A, Class B or Class C shares, to qualify for the Service you must have invested at least $10,000 in shares which you still own of any of the funds in the United Group; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

     If you own Waddell & Reed Money Market B or Waddell & Reed Money Market C shares, to qualify for the Service you must have invested at least $10,000 in Class B or Class C shares which you still own of any of the funds in Waddell & Reed Funds, Inc.; or, you must own Waddell & Reed Money Market B or Waddell & Reed Money Market C shares having a value of at least $10,000.

     You can choose to have your shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made (or on the prior business day if the 20th is not a business day). Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of the Fund of the same class as that with respect to which they were paid. All payments under the Service are made by redeeming shares in your account, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed; you can change to any one of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges

     Class A Share Exchanges

     You may exchange Class A shares of the Fund which you have acquired by exchange for Class A shares of one or more other funds in the United Group (whose shares are sold with a sales charge) and any shares received in payment of dividends on those Class A shares of the Fund for Class A shares of any of the other funds in the United Group, without payment of any additional sales charge.

     In addition, you may specify a dollar amount of Class A shares of the Fund to be automatically exchanged each month into Class A shares of any other fund in the United Group, provided you already own shares of the fund. The shares which you designate for automatic exchange into any fund must be worth at least $100, which may be allocated among funds in the United Group, provided each fund receives a value of at least $25. A minimum daily balance of $750 is required in order to maintain such automatic exchange privileges.

     Class B and Class C Share Exchanges

     You may exchange Class B or Class C shares of the Fund for corresponding shares of another fund in the United Group without charge.

     You may specify a dollar amount of Class B or Class C shares of the Fund to be automatically exchanged each month into Class B or Class C shares of any other fund in the United Group, provided you already own Class B or Class C shares, as applicable, of the fund. The shares which you designate for automatic exchange into any fund must be worth at least $100, which may be allocated among funds in the United Group, provided each fund receives a value of at least $25. A minimum daily balance of $750 is required in order to maintain such automatic exchange privileges.

     The redemption of the Fund's Class B or Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     Waddell & Reed Money Market B and Waddell & Reed Money Market C Share Exchanges

     You may exchange Waddell & Reed Money Market B shares for Class B shares of Waddell & Reed Funds, Inc. without charge. You may also exchange Waddell & Reed Money Market C shares for Class C shares of Waddell & Reed Funds, Inc. without charge.

     You may specify a dollar amount of Waddell & Reed Money Market B or Waddell & Reed Money Market C shares to be automatically exchanged each month into Class B or Class C shares of any of the funds of Waddell & Reed Funds, Inc., provided you already own Class B or Class C shares, as applicable, of the fund in Waddell & Reed Funds, Inc. The Class B or Class C shares that you designate for automatic exchange must be worth at least $100, which may be allocated among funds in Waddell & Reed Funds, Inc., provided each fund receives a value of at least $25. A minimum daily balance of $750 is required in order to maintain such automatic exchange privileges.

     The redemption of Waddell & Reed Money Market B or Waddell & Reed Money Market C shares of the Fund as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning other funds in the United Group or Waddell & Reed Funds, Inc. can in most instances be eliminated or modified at any time and any such exchange may not be accepted.


[KR - Insert details of Class B conversion. CB]

Retirement Plans

     Your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group or Waddell & Reed Funds, Inc.).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by the spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

     Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $500 to an Education IRA (or to each of multiple Education IRAs), provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $24,000, whichever is less, per year for each employee.

     Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to expedited and regular redemption procedures. Redemption payments are made within seven days unless delayed because of certain emergency conditions determined by the Securities and Exchange Commission, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board intends to compel redemptions of accounts, except for retirement plan accounts, in which the total net asset value is less than $250. Shareholders have 60 days from the date on which the net asset value falls below $250 to bring the net asset value above $250 in order to avoid mandatory redemption. A shareholder may also avoid mandatory redemption by initiating a transaction which either increases or decreases the net asset value of the account. A dividend payment does not constitute a shareholder initiated transaction for the purpose of avoiding mandatory redemption.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers but not Board members. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*

     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas 66615

     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri 64116

     President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California 94025

     President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas 66606

     First Lady of Kansas. Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma 73072

     General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly,

Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas 67504-2977

     Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*

     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: November 12, 1936.

HENRY J. HERRMANN*

     Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida 33158

     Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California 92118

     Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas 66208

     Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri 64112

     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri 64113

     Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin 53217

     Retired. Date of birth: August 7, 1935.

Helge K. Lee

     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc. and affiliates. Date of birth: March 30, 1946.

Theodore W. Howard

     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

John M. Holliday

     Vice President of the Fund and other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: June 11, 1935.

Mira Stevovich

     Vice President and Assistant Treasurer of the Fund, Vice President of one other fund in the Fund Complex and Assistant Treasurer of all Funds in the Fund complex; Vice President of WRIMCO. Date of birth: July 30, 1953.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be interested persons, as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc. or WRIMCO are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 70 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he has no authority or responsibility with respect to management of the Fund. Messrs. Henry L. Bellmon, Jay B.

Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

     The funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors' meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

     During the Fund's fiscal year ended June 30, 1999, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                                                      Total
                                               Aggregate          Compensation
                                             Compensation           From Fund
                                                 From               and Fund
Director                                         Fund               Complex*
--------                                     ------------         ------------
Robert L. Hechler                               $    0              $     0
Henry J. Herrmann                                    0                    0
Keith A. Tucker                                      0                    0
James M. Concannon                               1,518               58,500
John A. Dillingham                               1,518               58,500
David P. Gardner                                 1,109               41,500
Linda K. Graves                                  1,518               58,500
Joseph Harroz, Jr.                               1,075               41,500
John F. Hayes                                    1,518               58,500
Glendon E. Johnson                               1,531               59,000
William T. Morgan                                1,518               58,500
Ronald C. Reimer                                 1,071               41,500
Frank J. Ross, Jr.                               1,518               58,500
Eleanor B. Schwartz                              1,531               59,000
Frederick Vogel III                              1,531               59,000


* No pension or retirement benefits have been accrued as a part of Fund expenses.

     Mr. Gardner was elected as a Director on August 19, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by Waddell & Reed, Inc. or its affiliates.

Shareholdings

     As of July 31, 1999, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of July 31, 1999, regarding the beneficial ownership of the classes of the Fund's shares.

Name and Address                                    Shares owned
of Record or                                        Beneficially
Beneficial Owner                         Class      or of Record       Percent
-------------------                      -----      ------------       -------
Kenneburt & Co.                         Class A     53,449,819           7.23%
P.O. Box 11426
Birmingham AL 35202-1426

Don Cartner Trustee                     Class B        311,233           6.47
CPSP Westport Research Assoc
FBO Unallocated Assets
Qualified 401(k) Plan
6102 Arlington
Raytown MO 64133

                            PAYMENTS TO SHAREHOLDERS

General

     There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class) and amortization of any premium. The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains are expected to be short-term capital gains.

     Under the procedures that the Fund's Board of Directors has adopted relating to amortized cost valuation, the calculation of the daily dividend of a class will change from that indicated above under certain circumstances. If on any day there is a deviation of .3 of 1% or more between the net asset value of a share of a class of the Fund computed on the amortized cost basis and that computed on an available market price basis, the amount of the deviation will be added to or subtracted from the dividend for that class for that day if necessary to reduce the per-share value to within .3 of 1% of $1.00.

     If on any day there is insufficient net income to absorb any such reduction, the Fund's Board of Directors would be required under Rule 2a-7 to consider taking other action if the deviation after eliminating the dividend for that day exceeds one-half of 1%. See "Determination of Offering Price." One of the actions that the Board of Directors might take could be the elimination or reduction of dividends for more than one day.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were declared. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions (if any) will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value. The net asset value used for this purpose is that computed as of the payment date for the dividend, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions in cash, you can thereafter reinvest them (or distributions only) in shares of the Fund of the same class as that with respect to which they were paid at net asset value next determined after receipt by Waddell & Reed, Inc., of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                      TAXES

General

     The Fund has qualified for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer.

     If the Fund failed to qualify for treatment as a RIC for any taxable year,
(a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked price. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The Fund has not effected transactions through brokers and does not anticipate doing so. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed subject to certain variances provided for in the written procedures. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available through combined orders.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage brokers-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO is expected to allocate orders to brokers or dealers consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers or dealers which provide execution and/or research services and other services including pricing or quotation services directly or through others ("research and brokerage services"). If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer which has provided such services considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

     Subject to the foregoing considerations, WRIMCO may also consider sales of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker or dealer) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     As of June 30, 1999, the Fund owned J. P. Morgan & Co. Incorporated securities in the aggregate amount of $19,997,826. J. P. Morgan & Co. Incorporated is a regular broker of the Fund.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

                                OTHER INFORMATION

The Shares of the Fund

     The Fund offers five classes of shares: Class A, Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares are subject to a CDSC and to an ongoing distribution and service fee; [Class B shares that have been held by a shareholder for seven years will convert automatically, at the end of the seventh calendar year following the first year of purchase, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative net asset values of the two classes][KR - this lang. differs from other SAIs. CB]; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the five classes, dividends and liquidation proceeds of Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares are expected to be lower than for Class A shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                           DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's ("S&P") corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The top three rating categories of S&P are described below:

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("MIS") rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                           DESCRIPTION OF NOTE RATINGS

     Standard and Poor's, a division of The McGraw-Hill Companies, Inc. A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

     -- Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

          The note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

     Moody's Investors Service, Inc. MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Standard & Poor's, a division of The McGraw Hill Companies, Inc. commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.

     Moody's Investors Service, Inc. commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                                              Principal
                                                              Amount in
                                                              Thousands                 Value
BANK OBLIGATIONS

Certificates of Deposit
   Domestic - 0.74%
   Morgan Guaranty Trust Company of New York,
      5.09%, 9-27-99 .......................................    $ 5,000          $  4,999,534

   Yankee - 2.98%
   Bank Austria - New York,
      5.11%, 4-25-2000 .....................................     10,000             9,988,780
   UBS AG - Stamford, Connecticut,
      5.35%, 5-30-2000 .....................................     10,000             9,993,101
      Total ................................................                       19,981,881

Total Certificates of Deposit - 3.72%                                              24,981,415

Commercial Paper - 1.64%
   Wells Fargo & Company,
      4.82%, 7-14-99 .......................................     11,000            10,980,854

Commercial Paper (backed by irrevocable bank
   letter of credit) - 2.21%
   Banco Serfin S.A. (Barclays Bank PLC),
      5.32%, 8-26-99 .......................................     15,000            14,875,867

Notes - 10.06%

   Abbey National Treasury Services PLC,
      5.64%, 7-15-99 .......................................     10,000             9,998,551
   Harris Trust and Savings Bank,
      5.05%, 2-17-2000 .....................................     13,000            12,995,739
   J.P. Morgan & Co., Incorporated:
      4.8425%, 7-7-99 ......................................     10,000             9,999,903
      4.9025%, 7-6-2000 ....................................     10,000             9,997,923
   Shawmut National Corporation
      (Fleet Financial Group Inc.),
      8.625%, 12-15-99 .....................................      7,500             7,617,046
   Wells Fargo & Company,
      5.31%, 4-3-2000 ......................................     17,000            16,981,731
      Total ................................................                       67,590,893

TOTAL BANK OBLIGATIONS - 17.63%                                                  $118,429,029
   (Cost: $118,429,029)

                See Notes to Schedule of Investments on page   .

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                                              Principal
                                                              Amount in
                                                              Thousands                 Value
CORPORATE OBLIGATIONS

Commercial Paper
   Chemicals and Allied Products - 1.48%
   Monsanto Company:
      4.86%, 7-20-99 .......................................    $ 3,000          $  2,992,305
      4.87%, 8-18-99 .......................................      5,000             4,967,533
      4.87%, 8-19-99 .......................................      2,000             1,986,743
      Total ................................................                        9,946,581

   Electric, Gas and Sanitary Services - 10.29%
   Central Illinois Light Co.:
      5.07%, 7-21-99 .......................................      2,952             2,943,685
      5.07%, 7-26-99 .......................................      1,110             1,106,092
      5.07%, 7-30-99 .......................................      2,726             2,714,866
   Idaho Power Co.,
      5.5%, 7-8-99 .........................................      1,785             1,783,091
   OGE Energy Corp.:
      5.13%, 7-2-99 ........................................      8,500             8,498,789
      5.55%, 7-8-99 ........................................     11,550            11,537,536
   Questar Corp.:
      4.93%, 7-2-99 ........................................     12,000            11,998,357
      5.33%, 7-2-99 ........................................      1,000               999,852
      4.95%, 7-9-99 ........................................     10,700            10,688,230
      5.05%, 7-16-99 .......................................      4,900             4,889,690
   Southern California Edison Co.,
      4.86%, 7-19-99 .......................................     12,000            11,970,840
      Total ................................................                       69,131,028

   Engineering and Management Services - 1.54%
   Halliburton Co.,
      5.01%,7-23-99 ........................................     10,400            10,368,159

   Food and Kindred Products - 0.03%
   General Mills, Inc.,
      5.075%, Master Note ..................................        170               170,000

   Food Stores - 1.94%
   Albertson's Inc.,
      4.9%, 7-6-99 .........................................     13,000            12,991,153


                See Notes to Schedule of Investments on page   .

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                                                 Principal
                                                                 Amount in
                                                                 Thousands                 Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
   Industrial Machinery and Equipment - 0.74%
   Deere & Company,
      4.99%, 7-19-99 ..........................................    $ 5,000          $  4,987,525

   Insurance Carriers - 0.74%
   Transamerica Finance Corp.,
      4.84%, 7-20-99 ..........................................      5,000             4,987,228

   Nondepository Institutions - 4.89%

   Associates Financial Services Co. of
      Puerto Rico Inc. (Associates Corp. of North America),
      4.87%, 8-17-99 ..........................................     22,000            21,860,123
   General Electric Capital Corporation,
      4.86%, 7-15-99 ..........................................      6,000             5,988,660
   IBM Credit Corp.,
      5.125%, 7-1-99 ..........................................      5,000             5,000,000
      Total ...................................................                       32,848,783

   Paper and Allied Products - 1.56%
   Sonoco Products Co.,
      5.8%, 7-1-99.............................................      2,500             2,500,000
   Westvaco Corp.,
      4.85%, 7-8-99 ...........................................      8,000             7,992,456
      Total ...................................................                       10,492,456

Total Commercial Paper - 23.21%                                                      155,922,913

Commercial Paper (backed by irrevocable bank
   letter of credit)
   Chemicals and Allied Products - 1.35%
   Formosa Plastics Corp. U.S.A. (Bank of America NT & SA),
      4.81%, 7-23-99 ..........................................      9,100             9,073,251

   Electric, Gas and Sanitary Services - 0.97%
   CommEd Fuel Co. Inc. (First National Bank of Chicago),
      5.1%, 7-7-99 ............................................      6,532             6,526,448

   Oil and Gas Extraction - 2.23%
      Louis Dreyfus Corp. (ABN-AMRO Bank N.V.):
      4.92%, 7-6-99 ...........................................      5,000             4,996,583
      4.93%, 7-7-99 ...........................................     10,000             9,991,783
      Total ...................................................                       14,988,366

Total Commercial Paper (backed by irrevocable bank
   letter of credit) - 4.55%                                                          30,588,065

                See Notes to Schedule of Investments on page  .

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                                                Principal
                                                                Amount in
                                                                Thousands                 Value

CORPORATE OBLIGATIONS (Continued)
Notes
   Chemicals and Allied Products - 0.47%
   Air Products and Chemicals, Inc.,
      8.22%, 12-7-99 ..........................................   $ 3,100          $  3,140,684

   Electric, Gas and Sanitary Services - 4.02%
   Baltimore Gas and Electic Company,
      4.9713%, 9-1-99 .........................................    27,000            26,999,703

   General Merchandise Stores - 0.75%
   Wal-Mart Stores, Inc.,
      5.65%, 2-1-2000 .........................................     5,000             5,015,145

   Insurance Carriers - 1.26%
   Atlantic American Corporation (Wachovia Bank, N.A.),
      5.22%, 7-7-99 ...........................................     8,500             8,500,000

   Motion Pictures - 1.49%
   Walt Disney Company (The),
      5.6%, 4-17-2000 .........................................    10,000            10,027,382

   Nondepository Institutions - 11.48%
   American General Finance Corporation,
      7.2%, 7-15-99 ...........................................     1,800             1,801,463
   Associates Corp. of North America,
      5.0965%, 7-29-99 ........................................     8,500             8,494,925
   Caterpillar Financial Services Corp.:
      5.93%, 6-1-2000 .........................................     7,500             7,542,398
      8.875%, 6-1-2000 ........................................     3,000             3,094,403
   Deere (John) Capital Corp.,
      6.43%, 8-9-99 ...........................................    10,000            10,006,614
   Ford Motor Credit Company,
      8.375%, 1-15-2000 .......................................     9,000             9,147,964
   General Electric Capital Corporation,
      6.66%, 5-1-2000 .........................................     8,700             8,772,590
   General Motors Acceptance Corporation:
      8.4%, 10-15-99 ..........................................    10,270            10,358,044
      7.875%, 3-15-2000 .......................................     2,700             2,750,233
      6.875%, 6-7-2000 ........................................    10,000            10,109,525
   Norwest Financial Inc.,
      6.2%, 9-15-99 ...........................................     5,000             5,010,877
      Total ...................................................                      77,089,036

                See Notes to Schedule of Investments on page   .

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                                                   Principal
                                                                   Amount in
                                                                   Thousands                 Value

CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
   Real Estate - 0.20%
   Trap Rock Industries, Inc. (First Union National Bank),
      5.3%, 7-7-99 ..............................................    $ 1,330          $  1,330,000

Total Notes - 19.67%                                                                   132,101,950

TOTAL CORPORATE OBLIGATIONS - 47.43%                                                  $318,612,928
   (Cost: $318,612,928)

MUNICIPAL OBLIGATIONS
California - 10.42%
   California Pollution Control Financing Authority,
      Environmental Improvement Revenue Bonds:
      Shell Martinez Refining Company Project,
      Series 1996 (Taxable) (Shell Oil Company):
      4.93%, 7-1-99 .............................................     23,000            23,000,000
      4.92%, 7-14-99 ............................................      5,000             5,000,000
      Air Products and Chemicals, Inc./ Wilmington
      Facility, Taxable Series 1997A (Air Products
      and Chemicals, Inc.),
      5.0%, 7-7-99 ..............................................     13,000            13,000,000
   City of Anaheim, California, Certificates
      of Participation (1993 Arena Financing
      Project), Municipal Adjustable Rate
      Taxable Securities (Credit Suisse),
      5.075%, 8-11-99 ...........................................     21,000            21,000,000
   Oakland-Alameda County Coliseum Authority,
      Lease Revenue Bonds (Oakland Coliseum Arena
      Project), 1996 Series A-1 Variable Rate Lease
      Revenue Bonds (Taxable) (Canadian Imperial Bank of
      Commerce),
      5.0%, 8-3-99 ..............................................      8,000             8,000,000
      Total .....................................................                       70,000,000

Colorado - 0.98%
   Panorama Metropolitan District, Arapahoe
      County, Colorado (Taxable/Tax Exempt),
      Series 1997A (Banque Nationale de Paris,
      San Francisco Branch),
      5.65%, 12-1-99 ............................................      4,575             4,575,000
   Kit Carson County, Colorado, Architectural
      Development Revenue Bonds (Taxable), (Midwest
      Farms, L.L.C. Project), Series 1997 (Norwest
      Bank Minnesota, National Association),
      5.35%, 7-1-99 .............................................      2,000             2,000,000
      Total .....................................................                        6,575,000

                See Notes to Schedule of Investments on page   .

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                                                    Principal
                                                                    Amount in
                                                                    Thousands                 Value

MUNICIPAL OBLIGATIONS (Continued)
Indiana - 3.77%
   City of Whiting, Indiana, Industrial Sewage and
      Solid Waste Disposal Revenue Bonds, Taxable
      Series 1995 (Amoco Oil Company Project):
      4.93%, 7-1-99 ...............................................   $16,000          $ 16,000,000
      4.9%, 7-14-99 ...............................................     9,300             9,300,000
      Total .......................................................                      25,300,000

Kentucky - 1.79%
   City of Bardstown, Kentucky, Taxable Variable Rate
      Demand Industrial Revenue Bonds:
      Series 1994 (R.J. Tower Corporation Project),
      (Comerica Bank),
      5.15%, 7-1-99 ...............................................     8,035             8,035,000
      Series 1995 (R.J. Tower Corporation Project),
      (Comerica Bank),
      5.15%, 7-1-99 ...............................................     4,000             4,000,000
      Total .......................................................                      12,035,000

Louisiana - 10.64%
   Industrial Development Board of the Parish
      Of Calcasieu, Inc., Environmental Revenue
      Bonds (CITGO Petroleum Corporation Project),
      Series 1996 (Taxable) (West Deutsche Bank),
      5.25%, 7-29-99 ..............................................    31,800            31,800,000
   Industrial District No. 3 of the Parish of West
      Baton Rouge, State of Louisiana, Variable Rate
      Demand Revenue Bonds Series 1995 (Taxable),
      (The Dow Chemical Company Project),
      5.1%, 8-5-99 ................................................    23,200            23,200,000
   Gulf Coast Industrial Development Authority,
      Environmental Facilities Revenue Bonds
      (CITGO Petroleum Corporation Project), Taxable
      Series 1998 (Royal Bank of Canada),
      4.92%, 7-7-99 ...............................................    16,500            16,500,000
      Total .......................................................                      71,500,000

New Jersey - 1.90%
   New Jersey Economic Development Authority,
      Federally Taxable Variable Rate Demand/
      Fixed Rate Revenue Bonds (The Morey
      Organization, Inc. Project), Series of 1997
      (First Union National Bank),
      5.3%, 7-7-99.................................................    12,775            12,775,000

                See Notes to Schedule of Investments on page   .

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                                                      Principal
                                                                      Amount in
                                                                      Thousands                 Value
MUNICIPAL OBLIGATIONS (Continued)
New York - 1.99%
   The City of New York, General Obligation Bonds,
      Fiscal 1995 Series B, Taxable Adjustable Rate
      Bonds (Bayerische Landesbank Girozentrale,
      New York Branch),
      5.145%, 8-5-99 ...............................................    $10,000          $ 10,000,000
   Town of Hempstead, Industrial Development Agency,
      Variable Rate Demand Taxable Industrial
      Development Revenue Bonds, Series 1996
      (1500 Hempstead TPK, LLC Facility), (The
      Bank of New York),
      5.19%, 7-1-99 ................................................      3,370             3,370,000
      Total ........................................................                       13,370,000

North Carolina - 0.27%
   Wake Forest University, Taxable Variable Rate
      Demand Bonds, Series 1997 (Wachovia Bank, N.A.),
      5.22%, 7-7-99 ................................................      1,800             1,800,000

Pennsylvania - 3.41%
   Montgomery County Industrial Development
      Authority, Federally Taxable Variable
      Rate Demand Revenue Bonds (Neose
      Technologies, Inc. Project), Series
      B of 1997 (First Union National Bank),
      5.3%, 7-7-99 .................................................     11,035            11,035,000
   Berks County Industrial Development Authority
      (Commercial Facilities Project), Series
      B of 1995 (First Union National Bank),
      5.2%, 7-7-99 .................................................      8,160             8,160,000
   Philadelphia Authority for Industrial Development,
      Variable/Fixed Rate Federally Taxable
      Economic Development Bonds (Mother's Work, Inc.),
      Series of 1995 (Fleet Financial Group Inc.),
      5.2%, 7-7-99 .................................................      3,730             3,730,000
      Total ........................................................                       22,925,000

Texas - 2.37%
   Metrocrest Hospital Authority, Series 1989A
      (The Bank of New York),
      4.993%, 8-2-99 ...............................................     16,000            15,928,988

                See Notes to Schedule of Investments on page   .

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                                                    Principal
                                                                    Amount in
                                                                    Thousands                 Value

MUNICIPAL OBLIGATIONS (Continued)
Washington - 2.19%
   Wenatchee Valley Clinic, P.S.,
      Floating Rate Taxable Bonds, Series 1998
      (U.S. Bank National Association),
      5.2%, 7-1-99 ...........................................         14,700            14,700,000

TOTAL MUNICIPAL OBLIGATIONS - 39.73%                                                   $266,908,988
   (Cost: $266,908,988)

UNITED STATES GOVERNMENT SECURITY - 0.30%
   Federal Farm Credit Bank,
      5.24%, 9-29-99 .........................................          2,000          $  2,000,000
   (Cost: $2,000,000)

TOTAL INVESTMENT SECURITIES - 105.09%                                                  $705,950,945
   (Cost: $705,950,945)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (5.09%)                                     (34,182,639)

NET ASSETS - 100.00%                                                                   $671,768,306


Notes to Schedule of Investments

Cost of investments owned is the same as that used for Federal income tax purposes.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(In Thousands, Except for Per Share Amounts)


Assets
   Investment securities - at value (Note 1) ..........................       $705,951
   Receivables:
      Fund shares sold ................................................          6,193
      Interest ........................................................          4,273
   Prepaid insurance premium ..........................................             18
                                                                              --------
        Total assets ..................................................        716,435
                                                                              --------
Liabilities
   Payable to Fund shareholders .......................................         42,033
   Due to custodian ...................................................          2,044
   Dividends payable ..................................................            273
   Accrued transfer agency and dividend
      disbursing (Note 2) .............................................            202
   Accrued management fee (Note 2) ....................................              8
   Accrued accounting services fee (Note 2) ...........................              6
   Accrued service fee (Note 2) .......................................              1
   Other ..............................................................            100
                                                                              --------
        Total liabilities .............................................         44,667
                                                                              --------
           Total net assets ...........................................       $671,768
                                                                              ========
Net Assets
   $0.01 par value capital stock, authorized -- 5,000,000;
      Class A shares outstanding - 667,155
      Class B shares outstanding - 4,613
      Capital stock ...................................................       $  6,718
      Additional paid-in capital ......................................        665,050
                                                                              --------
        Net assets applicable to outstanding
           units of capital ...........................................       $671,768
                                                                              ========
Net asset value, redemption and offering price
   per share for Class A and Class B ..................................          $1.00
                                                                                 =====

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 1999
(In Thousands)

Investment Income
   Interest and amortization (Note 1B) ................................     $33,893
                                                                            -------
   Expenses (Note 2):
      Investment management fee .......................................       2,476
      Transfer agency and dividend disbursing -
        Class A........................................................       2,242
        Class B .......................................................           7
      Custodian fees ..................................................         106
      Accounting services fee .........................................          70
      Distribution fee - Class B ......................................          43
      Service fee - Class B ...........................................          12
      Audit fees ......................................................          11
      Legal fees ......................................................           8
      Other ...........................................................         286
                                                                            -------
        Total expenses ................................................       5,261
                                                                            -------
           Net investment income ......................................      28,632
                                                                            -------
              Net increase in net assets resulting
                from operations .......................................     $28,632
                                                                            =======


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)

                                                                                    For the fiscal year ended
                                                                                             June 30,
                                                                                -----------------------------------
                                                                                    1999                    1998
                                                                                 ----------              ----------
Increase in Net Assets
   Operations:
      Net investment income .........................................            $   28,632              $   25,050
                                                                                 ----------              ----------
        Net increase in net assets
           resulting from operations ................................                28,632                  25,050
                                                                                 ----------              ----------
   Dividends to shareholders
      from net investment income:*
      Class A .......................................................               (28,425)                (24,935)
      Class B .......................................................                  (207)                   (115)
                                                                                 ----------              ----------
                                                                                    (28,632)                (25,050)
                                                                                 ----------              ----------
   Capital share transactions:**
      Proceeds from sale of shares:
        Class A .....................................................             2,528,520               3,626,568
        Class B .....................................................                12,293                   7,455
      Proceeds from reinvestment of dividends:
        Class A .....................................................                27,258                  23,831
        Class B .....................................................                   195                     109
      Payments for shares redeemed:
        Class A .....................................................            (2,421,463)             (3,631,832)
        Class B .....................................................               (11,489)                 (7,470)
                                                                                 ----------              ----------
        Net increase in net assets
           resulting from capital
           share transactions .......................................               135,314                  18,661
                                                                                 ----------              ----------
           Total increase ...........................................               135,314                  18,661

Net Assets
   Beginning of period ..............................................               536,454                 517,793
                                                                                 ----------              ----------
   End of period ....................................................            $  671,768              $  536,454
                                                                                 ==========              ==========
      Undistributed net investment
        income ......................................................                  $---                    $---
                                                                                       ====                    ====

 *See "Financial Highlights" on pages  - .

**The number of shares transacted during the periods corresponds to the amounts included in this statement because shares are recorded at $1.00 per share.


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                                     For the fiscal year ended June 30,
                                                       ---------------------------------------------------------------
                                                          1999          1998          1997          1996          1995
                                                        ------        ------        ------        ------        ------
Net asset value,
   beginning of
   period ..........................                     $1.00         $1.00         $1.00         $1.00         $1.00
                                                        ------        ------        ------        ------        ------
Net investment
   income ..........................                    0.0455        0.0484        0.0472        0.0487        0.0465
Less dividends
   declared ........................                   (0.0455)      (0.0484)      (0.0472)      (0.0487)      (0.0465)
                                                        ------        ------        ------        ------        ------
Net asset value,
   end of period ...................                     $1.00         $1.00         $1.00         $1.00         $1.00
                                                        ======        ======        ======        ======         =====
Total return........................                      4.67%         4.93%         4.80%         5.01%         4.74%
Net assets, end of
   period (in
   millions) .......................                      $667          $533          $514          $402          $369
Ratio of expenses to
   average net
   assets ..........................                      0.83%         0.89%         0.87%         0.91%         0.97%
Ratio of net
   investment income
   to average net
   assets ..........................                      4.54%         4.84%         4.70%         4.89%         4.68%


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                                                          For the
                                                           For the fiscal                 period
                                                          year ended June 30,          from 9/5/95*
                                               ----------------------------------         through
                                                 1999          1998          1997         6/30/96
                                               ------        ------        ------         -------
Net asset value,
   beginning of
   period ..........................            $1.00         $1.00         $1.00          $1.00
                                               ------        ------        ------         ------
Net investment
   income ..........................           0.0371        0.0403        0.0407         0.0312
Less dividends
   declared ........................          (0.0371)      (0.0403)      (0.0407)       (0.0312)
                                               ------        ------        ------         ------
Net asset value,
   end of period ...................            $1.00         $1.00         $1.00          $1.00
                                               ======        ======        ======         ======
Total return........................             3.79%         4.10%         4.13%          3.15%
Net assets, end of
   period (in
   millions) .......................               $5            $4            $4             $1
Ratio of expenses to
   average net
   assets ..........................             1.60%         1.71%         1.48%          1.88%**
Ratio of net
   investment income
   to average net
   assets ..........................             3.77%         4.03%         4.14%          3.76%**

 *Commencement of operations.

**Annualized.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

NOTE 1 -- Significant Accounting Policies

         United Cash Management, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.

D. Dividends to shareholders -- All of the Fund's net income is declared and recorded by the Fund as dividends on each day to shareholders of record at the time of the previous determination of net asset value. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

         The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. Until June 30, 1999, the fee consisted of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. Beginning June 30, 1999, the fee is payable by the Fund at the annual rate of 0.40% of net assets. The Fund accrues and pays this fee daily.

         Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

         The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                 Average
              Net Asset Level                     Annual Fee
         (all dollars in millions)            Rate for Each Level
         -------------------------            -------------------
            From $    0 to $   10                   $      0
            From $   10 to $   25                   $ 10,000
            From $   25 to $   50                   $ 20,000
            From $   50 to $  100                   $ 30,000
            From $  100 to $  200                   $ 40,000
            From $  200 to $  350                   $ 50,000
            From $  350 to $  550                   $ 60,000
            From $  550 to $  750                   $ 70,000
            From $  750 to $1,000                   $ 85,000
                 $1,000 and Over                    $100,000

         The Fund also pays WARSCO a monthly per account charge of $1.75 for each shareholder account which was in existence at any time during the prior month and $0.75 for each shareholder check it processed. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

         The Fund has adopted a 12b-1 plan for Class B shares under which W&R, principal underwriter and sole distributor of the Fund's shares, is compensated in an amount calculated and payable daily up to 1% annually of the Fund's average daily net assets for Class B shares. This fee consists of two elements:
(i) up to 0.75% may be paid to the Distributor (W&R) for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended June 30, 1999, W&R paid no sales commissions.

         A contingent deferred sales charge may be assessed against a shareholder's redemption amount of Class B shares and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of Fund shares. The amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the first full calendar year after the calendar year of investment, 3%; the second full calendar year, 2%; the third full calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended June 30, 1999, the Distributor received $21,305 in deferred sales charges.

         The Fund paid Directors' fees of $22,765, which are included in other expenses.

         W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Multiclass Operations

         On September 5, 1995, the Fund was authorized to offer investors two classes of shares, Class A and Class B, each of which has equal rights as to assets and voting privileges. Class A shares are not subject to a sales charge on purchases or a contingent deferred sales charge on redemption; they are not subject to a Rule 12b-1 Service Plan. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

         Income and non-class specific expenses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Cash Management, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Cash Management, Inc. (the "Fund") as of June 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Cash Management, Inc. as of June 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
August 6, 1999